SENIRO HIGH
INCOME
PORTFOLIO II, INC.












FUND LOGO












Annual Report

August 31, 1995




This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Senior High Income
Portfolio II, Inc.
Box 9011
Princeton, NJ
08543-9011














SENIOR HIGH INCOME PORTFOLIO II, INC.


The Benefits and
Risks of
Leveraging

Senior High Income Portfolio II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.





Officers and
Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
John W. Fraser, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

NYSE Symbol
SAL

DEAR SHAREHOLDER

Senior High Income Portfolio II, Inc. seeks to provide shareholders with high current income by investing primarily in senior debt obligations of companies, including portions of corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. These securities by and large are rated in the lower rating categories of the established agencies or are unrated, as is commonly the case with bank loans.

For the year ended August 31, 1995, Senior High Income Portfolio II, Inc.'s total investment return was +10.77%, based on a change in per share net asset value from $9.25 to $9.27, and assuming reinvestment of $0.886 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 9.64%. Since inception (September 24, 1993) through August 31, 1995, the total investment return on the Portfolio's Common Stock was +16.39%, based on a change in per share net asset value from $9.50 to $9.27, and assuming reinvestment of $1.593 per share income dividends. At the end of the August period, the Portfolio was 22.6% leveraged, having borrowed $45 million of its $80 million line of credit available at an average borrowing cost of 6.48%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As of August 31, 1995, the Portfolio paid out a regular monthly dividend at an annualized rate of 9.25% so that the Portfolio could maintain a more stable level of distributions. Monthly dividends are limited to the lesser of the targeted monthly dividend rate in effect and the amount of previously undistributed net investment income held by the Portfolio. For Federal income tax purposes, the Portfolio is required to distribute substantially all of its net investment income for each calendar year. All net realized long-term and short-term capital gains, if any, will be distributed to the Portfolio's shareholders annually. The targeted monthly dividend rate has increased from an annualized rate of 8.25% since March 1994.

The Environment
The six months ended August 31, 1995 were characterized by an interest rate environment that proved a mixed blessing for the Portfolio's investments. The steady rise in interest rates, which ended with the Federal Reserve Board's monetary tightening in February, had a positive effect on the floating-rate portion of the Portfolio while further eroding the values in the fixed-rate high-yield market in line with intermediate-term and long-term US Treasury securities. However, economic data released during the second quarter of 1995 showed evidence of a slowing economy. Gross domestic product growth for the first three months of 1995 was 2.7%, the weakest showing in 18 months. Other signs of a sluggish economy included slowing growth in the manufacturing sector in May and June as well as three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence that has often, but not always, forecast recessions. Therefore, by the end of the June quarter concerns had arisen that the economic soft landing could turn into an actual recession. With the financial markets trading for most of the second quarter on the assumption that rates were heading down, the Federal Reserve Board finally reduced the target Federal Funds rate by 25 basis points (0.25%) to 5.75%. This caused short-term interest rates, such as London Interbank Offered Rate (LIBOR), to fall.

Portfolio Strategy
We continue to weigh the Portfolio just slightly toward senior secured floating-rate bank loans. Currently, more than 97.7% of the Portfolio's investments in corporate loans are accruing interest at a yield spread above LIBOR. LIBOR has historically tracked very closely with other short-term rates in the United States, particularly the Federal Funds rate. Since the average reset on the Portfolio's floating-rate investment is currently 45.5 days, the potential impact of any sustained increase or decrease on the yield of the Portfolio's floating-rate investments will not be fully realized for at least a comparable time period following any rate change. At August 31, 1995, floating-rate securities made up 57.1% of the market value of the Portfolio's investments, with an additional 43.5% invested in fixed-rate high-yield bonds.

Liquidity in the loan market continued to be extremely strong throughout the reporting period. Demand for bank loans was strong, as banks competed for the fees and high spreads and agenting and investing in leveraged credits. Loan funds continued to see substantial inflows, enhancing already solid demand for funded term loans. In the loan market, both new and secondary issues continue to be well bid, providing strong liquidity at attractive prices. With the continued strength in stock prices and the amount of equity sponsor money presently being raised or sitting on the sidelines, it is likely that more buyout activity will be seen in the remainder of 1995 and into 1996.

The August period, and July in particular, was good for the capital markets, including high-yield bonds. During July, the Federal Reserve Board eased monetary policy, recession fears disappeared because of some stronger economic data releases, yield spreads tightened, and the Standard & Poor's 500 stock index gained more than 3.2%, boosted by another quarter of solid corporate earnings results. Most sectors reported earnings strength, with technology and banking particularly strong.

High-yield bonds rallied along with Treasury securities to close out the August period well above first-quarter levels. The Merrill Lynch Master High Yield Index has posted consecutive positive weekly returns thus far in 1995. With 14 consecutive weeks of inflows of at least $100 million per week into high-yield mutual funds and the absence of any real forward calendar until late in the August period, secondary market prices were bid up during the six months ended August 31, 1995. As more new issues were registered in May, secondary activity stalled and the rallying Treasury market left the high-yield bond market behind. The spread between the Merrill Lynch High Yield Master Index and ten-year Treasury securities widened to as much as 362 basis points by the end of August. Intramarket risk premiums also widened, with the BB/B spread increasing because of crossover buyers' interest in higher-quality issues and uncertainty about the direction of the economy. This tiering occurred as high-yield investors increasingly focused on credit quality. Defensive or solidly capitalized BB-rated credits were often several times over-subscribed at new issue and traded well in the secondary market. Cyclical and less well-capitalized B-rated credits often offered premium coupons, equity "kickers" and tighter covenants to attract some of the more aggressive buyers to new issues.

There was some flight to less cyclical industries that are perceived to have healthier and more stable cash flows in a downturn. As a result, the cable, supermarket and healthcare sectors all experienced tightening of spreads. Carrying over a common theme from 1994, investors treated issuers reporting disappointing performance harshly. This was particularly true of the retail segment where disappointing numbers for companies such as Color Tile, Inc. sent their bonds down sharply.

We continue to focus on buying higher-yielding, improving-quality cyclical credits. Fundamental support for these bonds should continue to be strong as long as there are signs of moderate growth and little inflation. Our investments in the building products companies such as NVR, Inc. reflect this philosophy as well as our emphasis on the retail, shipping, steel, chemicals and paper industries. These strategies benefited the total return of the Portfolio for the August period. We continue to focus on those issues with a maturity of ten years or fewer that generally have five-year call protection.

At August 31, 1995, cash equivalents totaled 0.2% of net assets. The Portfolio's average stated maturity was 6.2 years but was expected to have a much shorter real average life because of the typically shorter average life of bank loans that are freely prepayable without call pro-tection. The Portfolio is diversified in the floating-rate portion in 23 investments across 12 industries, and in the fixed-rate portion with 48 investments across 27 industries. The largest industry concentrations are in paper (15.3% of total assets), retail specialty (10.6%), food and beverage (9.6%), diversified manufacturing (7.4%), and aerospace (7.3%).

Stronger companies are taking advantage of attractive public debt and equity markets to improve their balance sheets. These trends translated into continued low default rates in both the bank loan and bond markets, although default rates have been higher than in 1994. Therefore, our primary strategy for the Portfolio was and will continue to be focusing on those companies that we believe are undervalued by the market or are generating improved earnings trends. The industry focus is on companies that have leading market shares, strong management and good cash flows. This strategy is reflected in our holdings of such cyclicals as Jefferson Smurfit/Container Corp. of America, Stone Container Corp., Algoma Steel, Inc., Bruno's Supermarkets, Continental Cablevision, Inc., and Host Marriott Corp. Instead of looking for yield in the bank loan market, we will consider lower-coupon issues that could become investment grade in a relatively short time frame and provide liquidity in the interim. When neither attractive bank loan nor high-yield bond investment opportunities are available, the excess cash was and will continue to be used to reduce the Portfolio's leverage facility.

In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio II, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager

October 17, 1995







Proxy
Results
During the six-month period ended August 31, 1995, Senior High
Income Portfolio II, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Portfolio's Board of Directors:     Ronald W. Forbes               15,919,078                489,200
                                                    Cynthia A. Montgomery          15,907,528                500,750
                                                    Charles C. Reilly              15,918,277                490,001
                                                    Kevin A. Ryan                  15,918,576                489,702
                                                    Richard R. West                15,918,544                489,734
                                                    Arthur Zeikel                  15,912,452                495,826


                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                   For         Against       Abstain
2. To select Deloitte & Touche LLP as the Portfolio's independent auditors.     15,849,516      184,338      374,424

SCHEDULE OF INVESTMENTS
                  S&P      Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount            Corporate Debt Obligations                Cost        (Note 1b)
Aerospace--9.6%                                 Aviall, Inc., Term Loan, Tranche B, due
                                                11/30/2000:**
                  NR*       NR*   $   176,471     9.13% to 9/07/1995                         $    176,471   $    176,471
                  NR*       NR*     1,266,653     9.75% to 9/07/1995                            1,266,653      1,266,653
                  NR*       NR*     3,529,412     9.25% to 10/10/1995                           3,529,412      3,529,412
                  BB-       Ba3     3,000,000   BE Aerospace, Senior Notes, 9.75%
                                                due 3/01/2003                                   3,060,000      3,000,000
                                                Gulfstream Delaware Corp., Term Loan A,
                                                due 3/31/1997:**
                  NR*       NR*       372,340     10% to 9/30/1995                                372,340        372,340
                  NR*       NR*     2,234,043     7.88% to 10/13/1995                           2,234,043      2,234,043
                  NR*       NR*     2,240,000   Gulfstream Delaware Corp., Term Loan B,
                                                due 3/31/1998, 9% to 9/08/1995**                2,240,000      2,240,000
                  B         B2      2,000,000   Talley Manufacturing & Technology, Inc.,
                                                Senior Notes, 10.75% due 10/15/2003             2,000,000      2,020,000
                                                                                             ------------   ------------
                                                                                               14,878,919     14,838,919


Automotive        B+        B3      1,000,000   Harvard Industries, Inc., Senior Notes,
Products--2.0%                                  11.125% due 8/01/2005++                         1,000,000      1,012,500
                  B         B2      1,000,000   JPS Automotive Products Corp., Senior
                                                Notes, 11.125% due 6/15/2001                    1,000,000        995,000
                  A         A3      1,000,000   Walbro Corp., Senior Notes, 9.875%
                                                due 7/15/2005++                                   996,520        995,000
                                                                                             ------------   ------------
                                                                                                2,996,520      3,002,500


Broadcast/                                      Continental Cablevision, Inc., Senior
Media--5.2%                                     Notes:
                  BB        Ba2     1,000,000     8.50% due 9/15/2001                           1,052,500      1,005,000
                  BB-       B1      2,500,000     9.125% due 11/01/2004++                       2,500,000      2,500,000
                  B-        B3      1,000,000   Granite Broadcasting Corp., 10.375%
                                                due 5/15/2005++                                 1,000,000      1,013,750
                  NR*       NR*     2,500,000   Marcus Cable Co., Term Loan B, due
                                                4/30/2004, 10.25% to 9/30/1995**                2,500,000      2,500,000
                  NR*       NR*     1,000,000   Young Broadcasting Corp., 10.125% due
                                                2/15/2005++                                     1,000,000      1,040,000
                                                                                             ------------   ------------
                                                                                                8,052,500      8,058,750


Building &        B         B2      2,000,000   NVR, Inc., Senior Notes, 11% due
Construction                                    4/15/2003                                       2,082,500      1,945,000
--1.8%            A         A3      1,000,000   The Presley Companies, Senior Notes,
                                                12.50% due 7/01/2001                            1,000,000        830,000
                                                                                             ------------   ------------
                                                                                                3,082,500      2,775,000

SCHEDULE OF INVESTMENTS (continued)
                   S&P     Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount           Corporate Debt Obligations                 Cost        (Note 1b)
Building          BB-       Ba3    $1,000,000   Schuller International Group,
Products--                                      10.875% due 12/15/2004                       $  1,000,000   $  1,097,500
0.7%


Casinos--4.2%                                   Harrah's Jazz Co., Term Loan B, due
                                                9/30/1999:**
                  NR*       NR*     2,166,667     9.125% to 10/23/1995                          2,166,667      2,166,667
                  NR*       NR*     4,333,333     9.1875% to 12/21/1995                         4,333,333      4,333,333
                                                                                             ------------   ------------
                                                                                                6,500,000      6,500,000


Chemicals--4.2%   BB-       B1      2,000,000   Huntsman Chemical Corp., Senior Notes,
                                                11% due 4/15/2004                               2,030,000      2,165,000
                  NR*       NR*     4,311,326   Inspec Chemical Corp., Term Loan B,
                                                due 12/02/2000, 8.50% to 9/29/1995**            4,311,326      4,311,326
                                                                                             ------------   ------------
                                                                                                6,341,326      6,476,326


Computers--3.2%   NR*       NR*     4,500,000   Dell Computer Corp., Senior Notes, 11%
                                                due 8/15/2000                                   4,516,219      4,938,750


Consumer          B+        Ba3     1,000,000   Coty Inc., 10.25% due 5/01/2005                 1,000,000      1,030,000
Products--0.8%    B+        B2        565,000   Drypers Corp., Senior Notes, 12.50%
                                                due 11/01/2002                                    572,063        254,250
                                                                                             ------------   ------------
                                                                                                1,572,063      1,284,250


Diversified--9.6% NR*       NR*     4,967,600   Desa International Inc., Term Loan B,
                                                due 11/30/2000, 9.0625% to 12/27/1995**         4,967,600      4,967,600
                  NR*       NR*     1,290,844   Figgie International, Term Loan, due
                                                1/01/1996, 10.75% to 10/01/1995**               1,290,844      1,290,844
                  B+        B2      1,000,000   J.B. Poindexter & Co., 12.50% due
                                                5/15/2004                                         973,963        940,000
                  NR*       B2      4,813,625   Thermadyne Co., Term Loan B, due
                                                2/01/2001, 8.875% to 9/07/1995**                4,813,625      4,813,625
                  B         B1      3,000,000   Valcor Inc., Senior Notes, 9.625% due
                                                11/01/2003                                      3,000,000      2,790,000
                                                                                             ------------   ------------
                                                                                               15,046,032     14,802,069

Drug Stores--5.2% NR*       NR*     3,089,250   Duane Reade Co., Term Loan A, due
                                                9/30/1997, 8.875% to 11/30/1995**               3,089,250      3,089,250
                  NR*       Ba3     4,962,312   Thrifty Payless, Inc., Term Loan B,
                                                due 9/30/2001, 9.0625% to 9/22/1995**           4,962,312      4,962,312
                                                                                             ------------   ------------
                                                                                                8,051,562      8,051,562


Energy--1.2%      BB-       B1      2,000,000   Maxus Energy Corp., Senior Notes,
                                                9.375% due 11/01/2003                           1,917,703      1,880,000


Fertilizers       BB-       B1      3,750,000   Sherritt Gordon Ltd., Senior Notes,
--2.5%                                          9.75% due 4/01/2003                             3,762,500      3,787,500


Food &                                          American Italian Pasta, Term Loan B,
Beverage--                                      due 3/31/1999:**
12.6%             NR*       NR*     1,300,000     9.125% to 1/29/1996                           1,300,000      1,300,000
                  NR*       NR*     1,300,000     9% to 6/28/1996                               1,300,000      1,300,000
                  NR*       NR*     4,000,000   G. Heilman Brewing Co., Term Loan B,
                                                due 12/31/2000, 9.125% due 10/13/1995**         4,000,000      4,000,000
                                                President Baking Company, Inc., Term
                                                Loan B, due 9/30/2000:**
                  NR*       NR*         8,532     10.25% to 9/30/1995                               8,532          8,532
                  NR*       NR*     4,948,806     8.625% to 12/29/1995                          4,948,806      4,948,806
                  B+        B1      3,000,000   Royal Crown Corp., Senior Secured Notes,
                                                9.75% due 8/01/2000                             3,079,625      2,790,000
                                                Specialty Foods Corp., Term Loan B, due
                                                4/30/2001:**
                  NR*       B2      1,666,667     8.1875% to 9/21/1995                          1,666,667      1,666,667
                  NR*       B2      1,666,667     8.125% to 10/20/1995                          1,666,667      1,666,667
                  NR*       B2      1,666,666     8.0625% to 1/22/1996                          1,666,666      1,666,666
                                                                                             ------------   ------------
                                                                                               19,636,963     19,347,338


Forest            BB-       Ba3     2,000,000   Rainy River Forest Products, 10.75% due
Products--                                      10/15/2001                                      1,995,574      2,140,000
2.0%              BB        B1      1,000,000   Tembec Finance Corp., 9.875% due
                                                9/30/2005                                       1,000,000      1,000,000
                                                                                             ------------   ------------
                                                                                                2,995,574      3,140,000


Grocery--7.3%     B-        B3      4,000,000   Bruno's Supermarkets, 10.50% due
                                                8/01/2005                                       4,000,000      3,890,000
                  B+        NR*     3,959,000   Homeland Stores, Inc., Floating Rate
                                                Senior Secured Notes, 9.062% due
                                                2/28/1997 (1)                                   3,959,000      3,919,410
                  AAA       AAA     4,000,000   The Penn Traffic Company, Senior Notes,
                                                8.625% due 12/15/2003                           3,992,712      3,420,000
                                                                                             ------------   ------------
                                                                                               11,951,712     11,229,410

Health Services-- B         B2      1,000,000   Charter Medical Corp., Senior Sub-
3.8%                                            ordinated Notes, 11.25% due 4/15/2004           1,000,000      1,072,500
                  B-        B2      1,000,000   Integrated Health Services, Senior
                                                Subordinated Notes, 10.75% due 7/15/2004        1,000,000      1,065,000
                  B+        B1      4,040,000   MEDIQ/PRN Life Support Services Inc.,
                                                Senior Secured Notes, 11.125% due
                                                7/01/1999                                       4,103,860      3,757,200
                                                                                             ------------   ------------
                                                                                                6,103,860      5,894,700


Leasing & Rental  BB-       B1      2,000,000   The Scotsman Group, Inc., Senior Secured
Services--1.3%                                  Notes, 9.50% due 12/15/2000                     2,000,000      1,965,000


Leisure &         B-        B3      1,000,000   Alliance Entertainment Corp., 11.25% due
Entertainment                                   7/15/2005++                                     1,002,500        995,000
--0.6%


Manufacturing--   B-        B3      1,000,000   Crain Industries Inc., 13.50% due
0.7%                                            8/15/2005++                                     1,000,000      1,005,000


SCHEDULE OF INVESTMENTS (continued)
                   S&P     Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount           Corporate Debt Obligations                 Cost        (Note 1b)
Marking           B+        B2     $1,000,000   Monarch Acquisition Corp., 12.50% due
Devices--                                       7/01/2003++                                  $  1,000,000   $  1,015,000
0.7%


Metals--5.1%      B         B1      2,000,000   Algoma Steel, Inc., 12.375% due 7/15/2005       1,804,335      1,840,000
                  NR*       B1      1,000,000   Gulf States Steel Acquisition Corp.,
                                                13.50% due 4/15/2003++                            989,286        970,000
                  B         B2      2,000,000   Jorgensen (Earle M.) Co., New Senior
                                                Notes, 10.75% due 3/01/2000                     2,065,000      1,960,000
                  B+        B1      2,000,000   WCI Steel Inc., Senior Notes, 10.50%
                                                due 3/01/2002                                   2,000,000      1,960,000
                  B         B2      1,190,000   Weirton Steel Corp., Senior Notes, 10.75%
                                                due 6/01/2005++                                 1,172,371      1,094,800
                                                                                             ------------   ------------
                                                                                                8,030,992      7,824,800

Musical           NR*       B3      1,000,000   Selmer Co., Inc., 11% due 5/15/2005++           1,000,000        960,000
Instruments--0.6%


Nautical                                        Sperry Marine, Inc., Term Loan, due
Systems--                                       11/15/2000:**
1.9%              NR*       NR*     1,212,906     9.6875% to 9/29/1995                          1,212,906      1,212,906
                  NR*       NR*     1,648,984     9.125% to 12/29/1995                          1,648,984      1,648,984
                                                                                             ------------   ------------
                                                                                                2,861,890      2,861,890


Paper--15.4%                                    Fort Howard Corp., Term Loan B, due
                                                12/31/2002:**
                  NR*       Ba3     2,500,000     9% to 9/19/1995                               2,500,000      2,500,000
                  NR*       Ba3     2,500,000     8.88% to 12/19/1995                           2,500,000      2,500,000
                  B         B3      1,000,000   Gaylord Container Corp., Senior Notes,
                                                11.50% due 5/15/2001                              985,583      1,052,500
                                                Jefferson Smurfit/Container Corp. of
                                                America, Term Loan B, due 5/10/2002:**
                  NR*       B1        187,500     9.4375% to 9/25/1995                            187,500        187,500
                  NR*       NR*       816,666     8.9375% to 10/20/1995                           816,666        816,666
                  NR*       NR*     3,416,667     9.375% to 10/24/1995                          3,416,667      3,416,667
                  BB-       Ba3     1,000,000   Repap New Brunswick Inc., 9.875% due
                                                7/15/2000                                       1,000,000      1,000,000
                  NR*       Ba2     5,000,000   S.D. Warren Co., Term Loan B,
                                                due 12/19/2002, 8.94% to 9/25/1995 **           5,000,000      5,000,000
                                                Stone Container Corp., Term Loan B,
                                                due 4/01/2000:**
                  NR*       Ba3     3,450,000     9% to 9/08/1995                               3,450,000      3,450,000
                  NR*       Ba3     3,712,500     9% to 10/16/1995                              3,712,500      3,712,500
                                                                                             ------------   ------------
                                                                                               23,568,916     23,635,833


Printing &        NR*       NR*     2,496,728   Ziff Davis Acquisition Corp., Term
Publishing--3.1%                                Loan B, due 12/31/2001, 9.4375% to
                                                9/28/1995**                                     2,496,728      2,496,728
                  NR*       NR*     2,351,725   Ziff Davis Acquisition Corp., Term
                                                Loan C, due 12/31/2002, 9.9375% to
                                                9/28/1995**                                     2,351,725      2,351,725
                                                                                             ------------   ------------
                                                                                                4,848,453      4,848,453


Restaurants--     BB-       NR*     3,000,000   Host Marriott Corp., 9.50% due
1.9%                                            5/15/2005++                                     2,911,739      2,872,500

Retail--                                        Camelot Music, Inc., Term Loan B,
Specialty--                                     due 2/28/2001:**
13.2%             NR*       NR*     1,812,500     8.375% to 9/18/1995                           1,812,500      1,812,500
                  NR*       NR*     3,062,500     8.9375% to 9/21/1995                          3,062,500      3,062,500
                  B         B2      2,000,000   Color Tile Inc., Senior Notes, 10.75%
                                                due 12/15/2001                                  2,000,000        800,000
                                                Federated Department Stores, Term Loan,
                                                due 3/31/2000:**
                  NR*       Ba1     3,125,000     7.4375% to 9/25/1995                          3,125,000      3,125,000
                  NR*       Ba1     1,875,000     7% to 9/29/1995                               1,875,000      1,875,000
                  NR*       NR*     7,682,343   Saks & Co., Term Loan Tranche B, due
                                                6/30/2000, 9.25% to 11/09/1995**                7,682,343      7,682,343
                  B+        B1      2,000,000   Specialty Retailers, Inc., Series A,
                                                Senior Notes, 10% due 8/15/2000                 2,007,500      1,930,000
                                                                                             ------------   ------------
                                                                                               21,564,843     20,287,343


Security          NR*       NR*     3,143,760   Alert Centre Inc., Term Loan, due
Systems--                                       8/01/2001, 8.875% to 9/05/1995**                3,143,760      3,143,760
2.0%


Shipping--2.9%    BB-       Ba2     2,500,000   Eletson Holdings, Inc., First Preferred
                                                Shipping Mortgage Notes, 9.25% due
                                                11/15/2003                                      2,525,000      2,400,000
                  B+        Ba3     2,000,000   Viking Star Shipping, Inc., First
                                                Preferred Shipping Mortgage Notes,
                                                9.625% due 7/15/2003                            2,012,500      2,045,000
                                                                                             ------------   ------------
                                                                                                4,537,500      4,445,000


Utilities--1.0%   BB        Ba2     1,000,000   Cleveland Electric Illuminating Co.,
                                                9.50% due 5/15/2005                               998,114      1,001,400
                  B         Ba3       460,000   Public Service Company of New Mexico,
                                                10.30% due 1/15/2014                              436,328        473,685
                                                                                             ------------   ------------
                                                                                                1,434,442      1,475,085


Warehousing &     D         Caa     3,000,000   Americold Corp., First Mortgage Bonds,
Storage--1.9%                                   Series B, 11.50% due 3/01/2005                  3,067,500      2,910,000


                                                Total Corporate Debt Obligations--128.2%      200,378,488    197,349,238


                                     Shares
                                      Held                      Warrants


Metals--0.0%      NR*       NR*         1,000   Gulf States Steel Acquisition Corp. (a)            11,000          1,500


                                                Total Warrants--0.0%                               11,000          1,500

SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                                                                                                     Value
SECURITIES                        Face Amount                  Issue                              Cost       (Note 1b)
Commercial                        $   413,000   General Electric Capital Corp., 5.82%
Paper ***--0.2%                                 due 9/01/1995                                $    413,000   $    413,000


                                                Total Short-Term Securities--0.2%                 413,000        413,000


                                                Total Investments--128.4%                    $200,802,488    197,763,738
                                                                                             ============
                                                Liabilities in Excess of Other
                                                Assets--(28.4%)                                              (43,793,233)
                                                                                                            ------------
                                                Net Assets--100.0%                                          $153,970,505
                                                                                                            ============


                 *Not Rated.
                **Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1995.
               ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the
                  Portfolio.
               (1)Interest rate resets quarterly and is based on the three-month
                  LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
               (a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
                ++Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $15,474,000, representing 10.05% of net assets.

                                                     Acquisition                     Value
                  Issue                                 Dates         Cost         (Note 1b)
                  Alliance Entertainment Corp.,
                  11.25% due 7/15/2005                7/20/1995     $1,002,500     $  995,000

                  Continental Cablevision, Inc.,
                  Senior Notes, 9.125%
                  due 11/01/2004                      7/17/1995      2,500,000      2,500,000

                  Crain Industries Inc.,
                  13.50% due 8/15/2005                8/15/2005      1,000,000      1,005,000

                  Granite Broadcasting Corp.,
                  10.375% due 5/15/2005               5/12/1995      1,000,000      1,013,750

                  Gulf States Steel
                  Acquisition Corp., 13.50%
                  due 4/15/2003                       4/12/1995        989,286        970,000

                  Harvard Industries, Inc.,
                  Senior Notes,
                  11.125% due 8/01/2005               7/25/1995      1,000,000      1,012,500

                  Host Marriott Corp., 9.50%         5/18/1995-
                  due 5/15/2005                       7/31/1995      2,911,739      2,872,500

                  Monarch Acquisition Corp.,
                  12.50% due 7/01/2003                6/23/1995      1,000,000      1,015,000

                  Selmer Co., Inc., 11%
                  due 5/15/2005                       5/18/1995      1,000,000        960,000

                  Walbro Corp., Senior Notes,
                  9.875% due 7/15/2005                7/21/1995        996,520        995,000

                  Weirton Steel Corp., Senior
                  Notes, 10.75% due 6/01/2005         6/05/1995      1,172,371      1,094,800

                  Young Broadcasting Corp.,
                  10.125% due 2/15/2005               6/07/1995      1,000,000      1,040,000

                  Total                                            $15,572,416    $15,473,550
                                                                   ===========    ===========


                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.



                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$200,802,488)(Note 1b)                          $197,763,738
                    Cash                                                                                         224,051
                    Interest receivable                                                                        3,410,741
                    Deferred facility expense (Note 6)                                                            11,853
                    Deferred organization expenses (Note 1f)                                                      48,500
                    Prepaid expenses and other assets                                                              6,705
                                                                                                            ------------
                    Total assets                                                                             201,465,588
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                       $ 45,000,000
                      Dividends to shareholders (Note 1g)                                       412,976
                      Interest on loans (Note 6)                                                213,538
                      Investment adviser (Note 2)                                                82,817
                      Commitment fees                                                            13,489       45,722,820
                                                                                           ------------
                    Deferred income (Note 1e)                                                                  1,697,866
                    Accrued expenses and other liabilities                                                        74,397
                                                                                                            ------------
                    Total liabilities                                                                         47,495,083
                                                                                                            ------------


Net Assets:         Net assets                                                                              $153,970,505
                                                                                                            ============



Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (16,610,527 shares issued and outstanding)                                   $  1,661,053
                    Paid-in capital in excess of par                                                         155,927,256
                    Undistributed investment income--net                                                       2,527,660
                    Accumulated realized capital losses on investments--net (Note 7)                          (3,106,714)
                    Unrealized depreciation on investments--net                                               (3,038,750)
                                                                                                            ------------
                    Total capital--Equivalent to $9.27 net asset value per share of
                    Common Stock (market price--$9.00)                                                      $153,970,505
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $ 21,141,242
(Note 1e):          Facility and other fees                                                                      225,084
                                                                                                            ------------
                    Total income                                                                              21,366,326
                                                                                                            ------------


Expenses:           Loan interest expense (Note 6)                                                             3,900,781
                    Investment advisory fees (Note 2)                                                          1,056,899
                    Professional fees                                                                            101,510
                    Facility fee amortization (Note 6)                                                            95,378
                    Accounting services (Note 2)                                                                  90,536
                    Borrowing costs (Note 6)                                                                      76,307
                    Printing and shareholder reports                                                              53,707
                    Transfer agent fees (Note 2)                                                                  26,026
                    Directors' fees and expenses                                                                  24,544
                    Custodian fees                                                                                21,924
                    Amortization of organization expenses (Note 1f)                                               15,730
                    Pricing services                                                                               4,853
                    Listing fees                                                                                     250
                    Other                                                                                         86,317
                                                                                                            ------------
                    Total expenses                                                                             5,554,762
                                                                                                            ------------
                    Investment income--net                                                                    15,811,564
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (1,837,439)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      1,061,216
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 15,035,341
--Net (Notes 1c,                                                                                            ============
1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                             For the       September 24,
                                                                                            Year Ended       1993++ to
                                                                                            August 31,       August 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                $  15,811,564    $  13,177,415
                    Realized loss on investments--net                                        (1,837,439)      (1,269,275)
                    Change in unrealized depreciation on investments--net                     1,061,216       (4,099,966)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     15,035,341        7,808,174
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (14,716,379)     (11,744,940)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (14,716,379)     (11,744,940)
                                                                                           ------------     ------------


Capital Share       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                        --      157,700,000
(Note 4):           Offering costs resulting from the issuance of Common Stock                       --         (211,698)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --      157,488,302
                                                                                           ------------     ------------


Net Assets:         Total increase in net assets                                                318,962      153,551,536
                    Beginning of period                                                     153,651,543          100,007
                                                                                           ------------     ------------
                    End of period*                                                         $153,970,505     $153,651,543
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,527,660     $  1,432,475
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended August 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 15,035,341
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                      Decrease in receivables                                                                    712,133
                      Decrease in other assets                                                                   162,281
                      Decrease in other liabilities                                                             (139,183)
                      Realized and unrealized loss on investments--net                                           776,223
                      Amortization of discount                                                                  (215,463)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 16,331,332
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                             118,321,987
Investing           Purchases of long-term investments                                                      (106,101,208)
Activities:         Purchases of short-term investments                                                     (292,692,792)
                    Proceeds from sales and maturities of short-term investments                             294,143,338
                                                                                                            ------------
                    Net cash provided by investing activities                                                 13,671,325
                                                                                                            ------------


Cash Used for       Short-term borrowings                                                                    (15,000,000)
Financing           Dividends paid to shareholders                                                           (14,778,606)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                   (29,778,606)
                                                                                                            ------------


Cash:               Net increase in cash                                                                         224,051
                    Cash at beginning of year                                                                         --
                                                                                                            ------------
                    Cash at end of year                                                                     $    224,051
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  3,796,492
Information:                                                                                                ============



                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                   For the      For the Period
                                                                                           Year Ended    Sept. 24, 1993++
                    Increase (Decrease) in Net Asset Value:                               Aug. 31, 1995  to Aug. 31, 1994
Per Share           Net asset value, beginning of period                                   $       9.25     $       9.50
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .95              .79
                    Realized and unrealized loss on investments--net                               (.04)            (.32)
                                                                                           ------------     ------------
                    Total from investment operations                                                .91              .47
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.89)            (.71)
                                                                                           ------------     ------------
                    Capital charge resulting from the issuance of Common Stock                       --             (.01)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $       9.27     $       9.25
                                                                                           ============     ============
                    Market price per share, end of period                                  $       9.00     $      8.875
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           10.77%            5.08%+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                              12.09%           (4.22%)+++
                                                                                           ============     ============


Ratios to           Expenses, net of reimbursement and excluding interest expense                 1.08%            1.51%*
Average Net                                                                                ============     ============
Assets:             Expenses, net of reimbursement                                                3.63%            2.17%*
                                                                                           ============     ============
                    Expenses                                                                      3.63%            2.34%*
                                                                                           ============     ============
                    Investment income--net                                                       10.35%            7.14%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $    153,971     $    153,652
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           51.51%           52.37%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol SAL.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan. For income tax purposes as of September 1, 1994, the corporate loans are treated as discount obligations.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.


2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $2,724 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $106,101,208 and $118,321,987, respectively.

Net realized and unrealized losses as of August 31, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses         Losses

Long-term investments            $(1,836,477)   $(3,038,750)
Short-term investments                  (962)            --
                                 -----------    -----------
Total                            $(1,837,439)   $(3,038,750)
                                 ===========    ===========


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $3,038,750, of which $1,273,932 related to appreciated securities and $4,312,682 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $200,802,488.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended August 31, 1995, shares issued and outstanding remained constant at 16,610,527. At August 31, 1995, total paid-in capital amounted to $157,588,309.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $2,500,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                             Unfunded Commitment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $2,500



NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:
On October 26, 1993, the Fund entered into a credit facility with a syndicate of banks led by The Bank of New York consisting of a one-year $60,000,000 revolving credit facility bearing interest on outstanding balances at an alternate base rate plus 0.20% and/or LIBOR plus 1.20% and a two-year $20,000,000 term loan facility bearing interest on outstanding balances at an alternate base rate plus 0.45% and/or LIBOR plus 1.25%. On October 20, 1994, this credit facility and all outstanding balances thereunder were refinanced by a one-year $80,000,000 revolving credit facility extended by a syndicate of banks led by The Bank of New York and bearing interest on outstanding balances at the Federal Funds rate plus 1.00% and/or an alternate base rate plus 0% and/or LIBOR plus 1.00%. For the year ended August 31, 1995, the maximum amount borrowed was $77,000,000, the average amount borrowed was approximately $58,512,000 and the daily weighted average interest rate was 6.67%. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $171,685.


7. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $1,273,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Senior High Income Portfolio II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio II, Inc. as of August 31, 1995, the related statements of operations and cash flows for the year then ended and changes in net assets and the financial highlights for the year then ended and the period September 24, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio II, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As discussed in Notes 1a and 1b, the financial statements include corporate loans valued at $108,805,993 (71% of total net assets and 55% of total investments of the Fund), whose values are fair values as determined by or under the direction of the Board of Directors in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of particular corporate loans can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Board of Directors and used by the Fund's investment adviser in determining the fair values of such corporate loans and have inspected underlying documentation, and under the circumstances, we believe that the procedures are reasonable and the documentation appropriate.



Deloitte & Touche LLP
Princeton, New Jersey
October 17, 1995
</AUDIT-REPORT>

PER SHARE INFORMATION (unaudited)


Per Share
Selected Quarterly
Financial Data*
                                                          Net              Realized        Unrealized       Dividends
                                                       Investment           Gains            Gains    Net Investment Income
For the Period                                           Income            (Losses)         (Losses)          Common
September 24, 1993++ to November 30, 1993                  $.13               --             $  .03              --
December 1, 1993 to February 28, 1994                       .23           $  .02                .12            $.30
March 1, 1994 to May 31, 1994                               .21             (.03)              (.37)            .20
June 1, 1994 to August 31, 1994                             .23             (.07)              (.04)            .21
September 1, 1994 to November 30, 1994                      .22               --+++            (.19)            .21
December 1, 1994 to February 28, 1995                       .23             (.06)               .16             .22
March 1, 1995 to May 31, 1995                               .25             (.04)               .17             .22
June 1, 1995 to August 31, 1995                             .25             (.01)              (.07)            .24


                                                          Net Asset Value              Market Price**
For the Period                                          High           Low          High           Low         Volume***
September 24, 1993++ to November 30, 1993               $9.65         $9.50        $10.00         $9.00          652
December 1, 1993 to February 28, 1994                    9.80          9.58          9.75          9.00        1,253
March 1, 1994 to May 31, 1994                            9.71          9.27          9.75          8.625       1,422
June 1, 1994 to August 31, 1994                          9.39          9.22          9.375         8.375       1,751
September 1, 1994 to November 30, 1994                   9.27          9.06          9.00          7.875       2,205
December 1, 1994 to February 28, 1995                    9.18          8.97          9.00          8.25        1,616
March 1, 1995 to May 31, 1995                            9.34          9.17          8.875         8.25        2,067
June 1, 1995 to August 31, 1995                          9.38          9.25          9.125         8.625       2,438

  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.
 ++Commencement of Operations.
+++Amount is less than $.01 per share.